                  AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

         This Amendment No.2 to that certain Asset Purchase Agreement (this "Amendment"), dated as of October 30, 1996, by and among Artisan Acquisition Co., a Delaware corporation (the "Purchaser"), Decor Group, Inc., a Delaware corporation ("Decor"), Artisan House, Inc., a California corporation (the "Seller"), and Henry Goldman (the "Shareholder").

                              W I T N E S E T H :

         WHEREAS, the Purchaser, Decor, the Seller and the Shareholder are parties to that certain Asset Purchase Agreement dated as of March 25, 1996 and amended as of September 10, 1996 (the "Existing Agreement"); and

         WHEREAS, the Purchaser, Decor, the Seller and the Shareholder desire to amend the Existing Agreement to effect the changes provided for herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Concurrently with the execution of this Amendment, in consideration of the extension of time to close set forth in section 2(D) hereof (amending section 2.1(a) of the Existing Agreement), and as a condition precedent to the effectiveness of this Amendment, the Purchaser shall pay the Seller the sum of $40,000, which shall be treated as an additional Extension Payment, as that term is used in the Existing Agreement.

         2. Effective as of the date hereof, the Existing Agreement is hereby amended as follows:

                  (A) Schedule 1.2 shall be amended by adding the following at the end of item no.4:
                           , including without limitation, not more than (i)
                  $15,000 paid in connection with the introduction of new product lines and attendance at the Home Furnishings trade show in North Carolina in October 1996 and (ii) $15,000 paid in connection with the 1997 Artisan House brochure.

                  (B) Schedule 1.3 shall be amended by adding the following after item number (9):

                           (10) Liabilities to legal counsel and accountants
                  incurred by the Seller in an amount not to exceed $35,000.

                           (11) Obligations incurred by the Seller under that
                  certain Loan Agreement with American West Bank in the aggregate amount of $200,000 and take such actions necessary to have the Shareholder released from his guarantee of such obligations.

                  (C) Section 1.7 shall be amended by adding the following paragraph after the last sentence thereof:

                  The Employment Agreement shall also provide for the issuance to the Shareholder on each of the first and second anniversary of the Closing Date of options to purchase 50,000 shares of Decor Common Stock exercisable for a period of four
                  (4) years following the date of issuance at an exercise price of $.0001 per share; provided the Shareholder continues to be employed by Decor.

                  (D) Section 2.1(a) shall be deleted in its entirety and in lieu thereof the following shall be inserted:

         (a) Upon satisfaction of the conditions contained in Article VII of this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") shall be held at 10:00 a.m. (New York City time) by no later than December 15, 1996 (such date and time being referred to herein as the "Closing Date") at the offices of Bernstein & Wasserman, LLP, 950 Third Avenue, New York, NY 10022 or, at the agreement of the parties, at such other place as the parties may agree or by facsimile transmission, with the original signature pages to be held in escrow by the Seller's counsel, subject to written release by the Purchaser of the Purchaser's signature pages. The parties acknowledge that the Purchaser has previously paid to the Seller an aggregate of $125,000 (the "Extension Payments") to extend the closing of the transaction contemplated hereby from May 31, 1996 which Extension Payments shall be deducted from the Purchase Price set forth in Section 1.5(a)(iii)(z) above and due hereunder.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         4. Except as otherwise specifically set forth herein, all of the terms and provisions of the Existing Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.

DECOR GROUP, INC.                                ARTISAN HOUSE, INC.

By: /s/ Donald Feldman                            By: /s/ Henry Goldman
    ----------------------------                     ------------------------
     Name: Donald Feldman                             Name: Henry Goldman
     Title: President                                 Title: President

ARTISAN ACQUISITION CO.

                                                        /s/Henry Goldman
                                                        -----------------------
                                                              HENRY GOLDMAN

By: /s/ Donald Feldman
    -------------------------
     Name: Donald Feldman
     Title: President


                                       3